MASSMUTUAL FUNDS
MM S&P 500® Index Fund
(the “Fund”)
Supplement dated September 27, 2024 to the
Prospectus dated February 1, 2024 and the
Summary Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the following information replaces the information for Brent Reeder found under the heading Portfolio Manager(s) in the section titled Management (page 35 of the Prospectus):
Christopher J. Jaeger is a Senior Vice President and Senior Portfolio Manager at NTI. He has managed the Fund since September 2024.
Lucy A. Johnston is a Vice President and Senior Portfolio Manager at NTI. She has managed the Fund since September 2024.
Effective immediately, the following information replaces the information for Brent Reeder found under Northern Trust Investments, Inc. under the heading Portfolio Manager(s) in the section titled Management on page 135 of the Prospectus:
Christopher J. Jaeger
is a portfolio manager of the S&P 500 Index Fund. Mr. Jaeger is a Senior Vice President and Senior Portfolio Manager at NTI. He is responsible for managing equity index portfolios for large institutional clients, sub-advisory clients, and commingled funds. Prior to his current role, Mr. Jaeger spent time in the Northern Trust GOLD Development Training Program with rotations in equity research, fixed income trading, client servicing in London, and the personal investment management group. Mr. Jaeger spent three years in the New York office after assisting with the integration of the acquired Deutsche Asset Management index team.
Lucy A. Johnston
is a portfolio manager of the S&P 500 Index Fund. Ms. Johnston is a Vice President and Senior Portfolio Manager at NTI. She is responsible for managing equity index portfolios for large institutional clients, sub-advisory clients, and commingled funds. Ms. Johnston has a specialization in managing sustainable investing strategies, and is a member of Northern Trust’s global sustainable investing resource team. Prior to joining Northern Trust in 1997, Ms. Johnston worked for Citibank as an operations analyst.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-24-12
SP500-24-01

MASSMUTUAL FUNDS
MM S&P 500® Index Fund
(the “Fund”)
Supplement dated September 27, 2024 to the
Statement of Additional Information dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effectively immediately, the following information replaces the information for Brent Reeder found on page B-328 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the S&P 500 Index Fund are Christopher J. Jaeger and Lucy A. Johnston.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Christopher J. Jaeger
Registered investment companies**	4	$17,780,551	0	$0
Other pooled investment vehicles	6	$2,354,689	0	$0
Other accounts	14	$11,595,764	0	$0
Lucy A. Johnston
Registered investment companies**	1	$2,115,621	0	$0
Other pooled investment vehicles	6	$100,912,423	0	$0
Other accounts	16	$9,415,608	0	$0
* The information provided is as of August 31, 2024.
** Does not include the S&P 500 Index Fund.
Ownership of Securities:
As of August 31, 2024, the portfolio managers did not own any shares of the S&P 500 Index Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-24-08